Exhibit 99.3

July 2010

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third's Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Rich Rosen
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-3307

Quarterly Data

	Three Months Ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Ratios (percent)
Return on assets	0.68	(0.04)	(0.35)	(0.34)	3.05	0.17	(7.16)	(0.19)
Return on average common equity	5.2	(3.0)	(6.3)	(6.1)	41.2	(1.4)	(94.6)	(3.3)
Average equity as a percent of average assets	12.04	11.92	12.31	12.24	10.78	10.18	8.65	9.45
Net interest margin (a)	3.57	3.63	3.55	3.43	3.26	3.06	3.46	4.24
Efficiency (a)	62.1	62.6	63.1	50.8	29.9	65.1	131.3	54.2
Net losses charged off as a percent of average loans and leases	2.26	3.01	3.62	3.75	3.08	2.38	7.50	2.17
Allowance for loan and lease losses as a percent of loans and leases	4.85	4.91	4.88	4.69	4.28	3.72	3.31	2.41
Allowance for credit losses as a percent of loans and leases	5.18	5.25	5.27	5.06	4.57	4.00	3.54	2.56
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	3.87	4.02	4.22	4.09	3.48	3.20	2.38	2.86
Allowance for loan and lease losses as a percent of nonperforming assets (b)	124.40	121.50	115.55	114.30	122.71	115.93	138.93	83.98
Allowance for credit losses as a percent of nonperforming assets	125.90	120.47	116.56	112.99	116.67	108.20	120.30	89.35
Common Share Data
Earnings per share	$0.16	$(0.09)	$(0.20)	$(0.20)	$1.35	$(0.04)	$(3.78)	$(0.14)
Earnings per diluted share	$0.16	$(0.09)	$(0.20)	$(0.20)	1.15	(0.04)	(3.78)	(0.14)
Cash dividends per common share	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.15
Book value per share	12.65	12.31	12.44	12.69	12.71	13.61	13.57	16.65
Common shares outstanding, excluding treasury	796,319,712	794,816,131	795,068,164	795,316,187	795,313,448	576,935,997	577,386,612	577,486,544
Market price per share:
High	$15.95	$14.05	$10.92	$11.20	$9.15	$8.65	$14.75	$21.00
Low	12.00	9.81	8.76	6.33	2.50	1.01	6.32	7.96
End of period	12.29	13.56	9.75	10.13	7.10	2.92	8.26	11.90
Supplemental Data
Common dividends declared ($ in millions)	$8	$8	$8	$8	$8	$5	$6	$87
Full-time equivalent employees	20,479	20,038	20,998	20,559	20,702	20,618	21,476	21,522
Banking centers	1,309	1,309	1,309	1,306	1,306	1,311	1,307	1,298
ATMs	2,362	2,364	2,358	2,372	2,355	2,354	2,341	2,329

(a)	Presented on a fully taxable equivalent basis (“FTE”).

(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Income Statement ($ in millions)
Interest income (FTE)	$1,121	$1,147	$1,147	$1,174	$1,184	$1,183	$1,411	$1,553
Interest expense	234	246	265	300	348	402	514	485

Net interest income (FTE)	887	901	882	874	836	781	897	1,068
Provision for loan and lease losses	325	590	776	952	1,041	773	2,356	941
Noninterest income:
Service charges on deposits	149	142	159	164	162	146	162	172
Investment advisory revenue	87	91	86	82	79	79	81	93
Corporate banking revenue	93	81	89	77	93	113	118	101
Mortgage banking net revenue	114	152	132	140	147	134	(29)	45
Card and processing revenue	84	73	76	74	243	223	230	235
Gain on sale of processing business	—	—	—	(6)	1,764	—	—	—
Other noninterest income	85	74	107	312	49	10	24	112
Securities gains (losses), net	8	14	2	8	5	(24)	(40)	(63)
Securities gains, net - non-qualifying hedges on mortgage servicing rights	—	—	—	—	41	16	96	22

Total noninterest income	620	627	651	851	2,583	697	642	717
Noninterest expense:
Salaries, wages and incentives	356	329	331	335	346	327	337	321
Employee benefits	73	86	69	83	75	83	61	72
Net occupancy expense	73	76	75	75	79	79	77	77
Technology and communications	45	45	47	43	45	45	48	47
Equipment expense	31	30	31	30	31	31	35	34
Card and processing expense	31	25	27	25	75	67	70	70
Other noninterest expense	326	365	387	285	370	330	1,394	346

Total noninterest expense	935	956	967	876	1,021	962	2,022	967

Income (loss) before income taxes (FTE)	247	(18)	(210)	(103)	1,357	(257)	(2,839)	(123)
Taxable equivalent adjustment	5	4	4	5	5	5	5	5

Income (loss) before income taxes	242	(22)	(214)	(108)	1,352	(262)	(2,844)	(128)
Applicable income tax (benefit)	50	(12)	(116)	(11)	470	(312)	(702)	(72)

Net income (loss)	$192	$(10)	$(98)	$(97)	$882	$50	$(2,142)	$(56)
Dividends on preferred stock	62	62	62	62	26	76	42	25

Net income (loss) available to common shareholders	$130	$(72)	$(160)	$(159)	$856	$(26)	$(2,184)	$(81)

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$13,462	$13,297	$13,428	$13,574	$13,742	$11,924	$11,924	$9,734
Tier II capital	4,270	4,119	4,207	4,352	4,330	4,578	4,722	4,239

Total risk-based capital	$17,732	$17,416	$17,635	$17,926	$18,072	$16,502	$16,646	$13,973

Risk-weighted assets	$97,888	$99,220	$100,862	$102,875	$106,538	$109,087	$112,622	$113,601

Tier I capital ratio	13.75%	13.40%	13.31%	13.19%	12.90%	10.93%	10.59%	8.57%
Total risk-based capital ratio	18.11%	17.55%	17.48%	17.43%	16.96%	15.13%	14.78%	12.30%
Tier I leverage ratio	12.21%	12.00%	12.43%	12.34%	12.17%	10.29%	10.27%	8.77%
Tier I common equity ratio	7.22%	6.97%	7.00%	7.01%	6.94%	4.50%	4.37%	5.18%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2009	2009	2009	2009	2008	2008
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,216	$2,133	$2,318	$2,130	$2,899	$2,491	$2,739	$2,774
Available-for-sale and other securities	16,021	16,935	18,213	15,682	16,061	16,916	12,728	13,177
Held-to-maturity securities	354	355	355	356	357	358	360	360
Trading securities	270	305	355	1,079	1,354	1,407	1,191	915
Other short-term investments	4,322	3,904	3,369	1,126	513	1,587	3,578	229

Total cash and securities	23,183	23,632	24,610	20,373	21,184	22,759	20,596	17,455
Loans held for sale	2,150	1,607	2,067	2,063	3,341	2,602	1,452	1,000
Portfolio loans and leases	76,232	77,423	76,779	78,419	81,429	82,569	84,143	85,498

Total loans and leases	78,382	79,030	78,846	80,482	84,770	85,171	85,595	86,498
Allowance for loan and lease losses	(3,693)	(3,802)	(3,749)	(3,681)	(3,485)	(3,070)	(2,787)	(2,058)
Bank premises and equipment	2,374	2,384	2,400	2,426	2,440	2,490	2,494	2,470
Operating lease equipment	489	492	499	486	474	470	463	369
Goodwill	2,417	2,417	2,417	2,417	2,417	2,623	2,624	3,592
Intangible assets	83	94	106	119	133	154	168	188
Servicing rights	646	725	700	626	595	481	499	687
Other real estate owned	454	399	300	274	249	255	231	214
Other assets	7,690	7,280	7,251	7,218	7,207	7,980	9,881	6,879

Total assets	$112,025	$112,651	$113,380	$110,740	$115,984	$119,313	$119,764	$116,294

Liabilities
Deposits:
Demand	$19,256	$19,482	$19,411	$17,666	$17,202	$16,370	$15,287	$14,241
Interest checking	17,759	19,126	19,935	15,168	14,630	14,510	14,222	13,251
Savings	19,646	19,099	17,898	17,098	16,819	16,517	16,063	15,955
Money market	4,666	4,782	4,431	4,378	4,193	4,353	4,689	5,352
Foreign office	3,430	2,844	2,454	2,356	2,244	1,671	2,144	1,999
Other time	10,966	11,643	12,466	13,725	14,540	14,571	14,350	11,778
Certificates - $100,000 and over	6,389	6,596	7,700	8,962	10,688	11,784	11,851	13,173
Other foreign office	3	2	10	5	504	6	7	1,711

Total deposits	82,115	83,574	84,305	79,358	80,820	79,782	78,613	77,460
Federal funds purchased	240	271	182	433	435	363	287	2,521
Other short-term borrowings	1,556	1,359	1,415	3,674	6,802	11,076	9,959	8,791
Other liabilities	3,424	3,092	3,474	3,425	4,125	3,812	5,243	3,879
Long-term debt	10,989	10,947	10,507	10,162	10,102	12,178	13,585	12,947

Total liabilities	98,324	99,243	99,883	97,052	102,284	107,211	107,687	105,598

Shareholders’ Equity
Common and preferred equity	13,395	13,321	13,457	13,603	13,752	12,180	12,208	10,986
Net unrealized gains (losses):
Available-for-sale securities	432	268	216	274	157	178	115	(47)
Qualifying cash flow hedges	84	98	105	108	95	76	88	41
Accumulated other comprehensive income related to employee benefit plans	(76)	(78)	(80)	(97)	(100)	(103)	(105)	(53)
Treasury stock, at cost	(134)	(201)	(201)	(200)	(204)	(229)	(229)	(231)

Total shareholders’ equity	13,701	13,408	13,497	13,688	13,700	12,102	12,077	10,696

Total liabilities & shareholders’ equity	$112,025	$112,651	$113,380	$110,740	$115,984	$119,313	$119,764	$116,294

Share Data
Preferred shares outstanding	152,771	152,771	152,771	152,771	152,771	180,620	180,620	53,550
Common shares outstanding, excluding treasury	796,319,712	794,816,131	795,068,164	795,316,187	795,313,448	576,935,997	577,386,612	577,486,544
Treasury shares held	5,184,475	6,688,056	6,436,023	6,188,001	6,190,740	6,491,107	6,040,492	5,940,560

Quarterly Data

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2009	2009	2009	2009	2008	2008
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$78,808	$80,136	$79,920	$82,888	$84,996	$85,828	$87,425	$85,772
Taxable securities	16,451	17,240	17,521	16,850	16,778	16,283	14,882	13,310
Tax exempt securities	154	175	205	246	242	262	288	315
Other short-term investments	4,285	3,144	1,143	969	742	1,290	513	890

Total interest-earning assets	99,698	100,695	98,789	100,953	102,758	103,663	103,108	100,287
Cash and due from banks	2,163	2,247	2,276	2,257	2,350	2,438	2,897	2,468
Other assets	14,550	14,262	14,084	13,724	13,907	15,364	15,090	13,683
Allowance for loan and lease losses	(3,798)	(3,771)	(3,644)	(3,481)	(3,137)	(2,784)	(2,142)	(1,654)

Total assets	$112,613	$113,433	$111,505	$113,453	$115,878	$118,681	$118,953	$114,784

Liabilities
Interest-bearing liabilities:
Interest checking	$18,652	$19,533	$16,324	$14,869	$14,837	$14,229	$13,698	$13,843
Savings	19,446	18,469	17,540	16,967	16,705	16,272	15,960	16,154
Money market	4,679	4,622	4,279	4,280	4,167	4,559	4,983	6,051
Foreign office	3,325	2,757	2,516	2,432	1,717	1,755	1,876	2,126
Other time	11,336	12,059	13,049	14,264	14,612	14,501	13,337	10,780
Certificates - $100,000 and over	6,354	7,049	8,200	10,055	11,455	11,802	12,468	11,623
Other foreign office	5	8	51	95	240	247	1,090	395
Federal funds purchased	264	220	423	404	542	701	2,016	1,013
Other short-term borrowings	1,478	1,449	3,029	5,285	8,002	9,621	10,912	9,613
Long-term debt	10,876	11,489	10,404	10,108	11,130	12,531	13,101	14,392

Total interest-bearing liabilities	76,415	77,655	75,815	78,759	83,407	86,218	89,441	85,990
Total interest-bearing liabilities
Demand deposits	19,406	18,822	18,137	17,059	16,689	15,532	14,602	14,225
Other liabilities	3,229	3,438	3,829	3,750	3,292	4,847	4,619	3,726

Total liabilities	99,050	99,915	97,781	99,568	103,388	106,597	108,662	103,941
Shareholders’ equity	13,563	13,518	13,724	13,885	12,490	12,084	10,291	10,843

Total liabilities & shareholders’ equity	$112,613	$113,433	$111,505	$113,453	$115,878	$118,681	$118,953	$114,784

Average loans and leases (excluding held for sale)	$76,973	$78,381	$77,601	$80,060	$81,573	$83,561	$86,369	$84,695
Average common shares outstanding:
Basic	790,838,716	790,472,577	790,441,911	790,334,226	629,789,476	571,810,034	571,809,026	571,705,319
Diluted	802,254,845	790,472,577	790,441,911	790,334,226	718,245,141	571,810,034	571,809,026	571,705,319

Quarterly Data

	Three Months Ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$26,011	$26,134	$25,687	$26,215	$28,419	$28,627	$29,220	$29,424
Commercial mortgage	11,569	11,865	11,936	12,252	12,600	12,768	12,952	13,355
Commercial construction	3,042	3,396	3,871	4,268	4,641	4,930	5,114	6,002
Commercial leases	3,271	3,388	3,535	3,584	3,532	3,521	3,666	3,642

Subtotal - commercial	43,893	44,783	45,029	46,319	49,192	49,846	50,952	52,423
Consumer:
Residential mortgage	9,672	9,239	9,845	9,955	11,440	10,972	10,292	10,292
Home equity	11,987	12,186	12,174	12,377	12,511	12,710	12,752	12,599
Automobile loans	10,285	10,180	8,995	8,972	8,741	8,688	8,594	8,306
Credit card	1,841	1,863	1,990	1,973	1,914	1,816	1,811	1,688
Other consumer loans and leases	704	779	813	886	972	1,139	1,198	1,190

Subtotal - consumer	34,489	34,247	33,817	34,163	35,578	35,325	34,647	34,075

Total loans and leases	$78,382	$79,030	$78,846	$80,482	$84,770	$85,171	$85,599	$86,498

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$26,179	$26,299	$25,838	$27,416	$28,038	$28,968	$30,227	$28,284
Commercial mortgage	11,772	11,836	12,126	12,449	12,668	12,809	13,194	13,257
Commercial construction	3,258	3,781	4,134	4,475	4,842	5,115	5,990	6,110
Commercial leases	3,336	3,468	3,574	3,522	3,512	3,564	3,610	3,642

Subtotal - commercial	44,545	45,384	45,672	47,862	49,060	50,456	53,021	51,293
Consumer:
Residential mortgage	9,390	9,478	10,141	10,820	11,669	10,921	10,327	10,711
Home equity	12,102	12,338	12,291	12,452	12,636	12,763	12,677	12,534
Automobile loans	10,170	10,185	8,973	8,871	8,692	8,687	8,428	8,303
Credit card	1,859	1,940	1,982	1,955	1,863	1,825	1,748	1,720
Other consumer loans and leases	742	811	861	928	1,075	1,177	1,225	1,211

Subtotal - consumer	34,263	34,752	34,248	35,026	35,935	35,373	34,405	34,479

Total average loans and leases	$78,808	$80,136	$79,920	$82,888	$84,995	$85,829	$87,426	$85,772

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$2,236	$2,423	$2,642	$2,704	$2,387	$2,229	$1,696	$2,179
Nonaccrual loans held for sale	163	239	220	286	352	403	473	—
Restructured loans - commercial (non accrual) held for sale	4	4	4	2	—	—	—	—
Restructured loans and leases (non accrual) portfolio	294	310	305	243	200	167	80	50
Other assets, including other real estate owned	439	396	297	273	253	252	230	222

Total nonperforming assets	$3,136	$3,372	$3,468	$3,508	$3,192	$3,051	$2,479	$2,451

Ninety days past due loans and leases	$397	$436	$567	$992	$762	$733	$662	$671

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial and industrial loans and leases	$800	$828	$840	$826	$673	$704	$586	$573
Commercial mortgage	878	980	1,035	1,072	953	900	715	724
Commercial construction loans	469	606	741	820	837	736	578	636
Consumer mortgage and construction	435	408	412	379	360	346	279	221
Other consumer loans and leases	115	153	144	138	116	113	91	75

Total nonperforming loans and leases (including held for sale)	$2,697	$2,975	$3,172	$3,235	$2,939	$2,799	$2,249	$2,229

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(472)	$(622)	$(743)	$(796)	$(658)	$(521)	$(1,652)	$(481)

Quarterly Data

Recoveries	38	40	35	40	32	31	25	18	21

Net losses charged off	$(434)	$(582)	$(708)	$(756)	$(626)	$(490)	$(1,627)	$(463)	$(344)